UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 10, 2020
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $.001 PER SHARE	EGHT	New York Stock Exchange
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On August 10, 2020, 8x8, Inc. (the "Company") held its annual meeting of stockholders for calendar year 2020 (the "Annual Meeting"), at which a quorum for the transaction of business was present in person or represented by proxy. The stockholders voted on the following proposals at the Annual Meeting:

1.
Election of eight directors to hold office until the 2021 Annual Meeting of Stockholders of the Company, and until their respective successors have been duly elected and qualified. The Company's nominees were Bryan R. Martin, Vikram Verma, Eric Salzman, Jaswinder Pal Singh, Vladimir Jacimovic, Monique Bonner, Todd Ford and Elizabeth Theophille.

2.	Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2021.

3.	Approval of amendments to the Company's Amended and Restated 1996 Employee Stock Purchase Plan, including the reservation of 3,000,000 shares for issuance thereunder.

4.	Approval, on an advisory basis, of the Company's executive compensation for the fiscal year ended March 31, 2020.
Final voting results were as follows:
Proposal One: Election of Directors

	For	Withheld	Broker Non-Vote
Bryan R. Martin	65,329,217	3,883,995	12,827,530
Vikram Verma	62,957,667	6,255,545	12,827,530
Eric Salzman	62,753,498	6,459,714	12,827,530
Jaswinder Pal Singh	65,126,608	4,086,604	12,827,530
Vladimir Jacimovic	63,095,560	6,117,652	12,827,530
Monique Bonner	68,251,285	961,927	12,827,530
Todd Ford	65,654,461	3,558,751	12,827,530
Elizabeth Theophille	68,644,550	568,662	12,827,530
Each of the Company's nominees was elected to serve as a director until the next annual meeting of stockholders, and until such director's successor has been elected and qualified.
Proposal Two: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
78,410,808	459,146	2,912,744	—
The stockholders ratified the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2021.
Proposal Three: Approval of Amendments to Amended & Restated 1996 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Vote
62,607,197	3,500,984	2,846,987	12,827,530
The stockholders approved the amendments to the Company's Amended and Restated 1996 Employee Stock Purchase Plan, including the reservation of 3,000,000 shares for issuance thereunder.
Proposal Four: Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Vote
60,802,517	7,975,312	177,339	12,827,530
The stockholders approved, on an advisory basis, the Company's executive compensation for the fiscal year ended March 31, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 13, 2020

8X8, INC.

By: /s/ Matt Zinn
Matt Zinn
SVP, General Counsel, Chief Privacy Officer, Corporate Secretary and Duly Authorized Officer